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                                                                    EXHIBIT 10.1

                       GRANITE BROADCASTING CORPORATION
                               STOCK OPTION PLAN
                       --------------------------------
                       AS AMENDED THROUGH APRIL 29, 1997


          1.  PURPOSE.  The purpose of this Stock Option Plan (the "Plan"),
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adopted by the Board of Directors of Granite Broadcasting Corporation (the
"Company") on April 17, 1990 and amended on May 10, 1990, November 8, 1990, September 20, 1991, April 27, 1993, July 25, 1995 and July 24, 1996, is to
provide a means by which certain employees and officers of the Company and its Affiliates (as defined below) may be given an opportunity to purchase non-voting common stock of the Company. Options that may be granted under this Plan include (a) Incentive Stock Options as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended (hereinafter the "Code"), and (b) Nonqualified Stock Options, which would not constitute Incentive Stock Options. The Plan is intended to advance the interests of the Company by encouraging stock ownership on the part of certain employees and officers, by enabling the Company (and its Affiliates) to secure and retain the services of highly qualified persons, and by providing employees and officers with an additional incentive to advance the success of the Company (and its Affiliates). For purposes of this Plan, Affiliate shall mean any parent or subsidiary corporation of the Company. The term "parent corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the option in question, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "subsidiary corporation" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the option in question, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Affiliation shall refer to a group of Affiliates.

          2.  STOCK SUBJECT TO OPTION.  Subject to adjustment as provided in
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Sections 4(i) and (j) hereof, options may be granted by the Company from time to time to purchase up to an aggregate of 3,000,000 shares of the Company's authorized but unissued Class B Nonvoting Common Stock, par value $0.01 per share (the "Common Stock").  Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be again available for issuance pursuant to options under the Plan.
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          3.  PARTICIPANTS.  Persons eligible to be granted Incentive Stock
              ------------
Options or Nonqualified Stock Options under the Plan shall be limited to key employees of the Company (or its Affiliates) (including employees who are also officers or directors, but not including directors who are not also employees) who have substantial responsibility in the direction and management of the Company or an Affiliate, as indicated by the action of the Stock Option
Committee or the Compensation Committee (as such terms are defined in Section 5) in granting an option to such employee.

          4.  TERMS AND CONDITIONS OF OPTIONS.  The Stock Option Committee may
              -------------------------------
grant options from time to time pursuant to the Plan. Such options shall be evidenced by written stock option agreements signed by the Optionee and by the President of the Company or by any member of the Stock Option Committee (the "Stock Option Agreements"). The Stock Option Agreements shall be subject to the terms and conditions of the Plan, shall specify whether the options are Incentive Stock Options or Nonqualified Stock Options and shall contain such other provisions as the Stock Option Committee in its discretion shall deem appropriate. Shares of Common Stock that may be purchased under an option granted pursuant to this Plan shall sometimes hereinafter be referred to as "Option Shares," and an employee of the Company to whom options are granted shall sometimes hereinafter be referred to as an "Optionee."

          (a) OPTION PRICE.  The option price for each Incentive Stock Option
              ------------
     share shall not be less than the fair market value of a share of the Common Stock on the date the option is granted. The option price for each Nonqualified Stock Option share shall be specified by the Stock Option Committee at the time such option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such option is granted. The option price may include amounts that are required to be paid by the Optionee, as a down payment of the option price, prior to his or her exercise of the option. In its sole discretion, the Stock Option Committee may provide that the price at which shares may be so purchased shall be more than such fair market value on the date of grant. However, notwithstanding the foregoing, the option price for Incentive Stock Options granted to any employee owning stock (including any attribution of stock ownership under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Affiliates on the date such option is granted (hereinafter a "10% Shareholder"), shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The Stock Option Committee shall, in good faith, determine the fair market value of the Common Stock on the date the option is granted, and the fair market value may be more or less than the book value of the Common Stock.

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          (b) TERM OF OPTION.  Unless otherwise specifically provided in an
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     Optionee's Stock Option Agreement, each option granted under this Plan shall expire no later than ten years after the date the option is granted except under the circumstances described in Sections 4(g), 4(j)(2), 4(j)(3) and 4(k), options may expire and terminate at an earlier date than provided in this paragraph. If an Incentive Stock Option is granted to an employee who is a 10% Shareholder, then, for purposes of such Incentive Stock Option the word "five" shall be substituted for the word "ten" in the immediately preceding sentence. The term of Nonqualified Stock Options granted hereunder shall be determined by the Stock Option Committee in its discretion.

          (c) EXERCISE OF OPTION.  Except as otherwise specifically provided in
              ------------------
     this Plan, each option will be exercisable according to the provisions of an Optionee's Stock Option Agreement. All options (whenever granted) of an Optionee shall become immediately exercisable upon the (i) death or disability (as defined in Section 4(g)(2) below) of such Optionee; and (ii) the occurrence of a "Change of Control"; for purposes hereof, a "Change of Control" shall occur on the date on which W. Don Cornwell no longer owns, beneficially, in excess of 50% of the issued and outstanding Class A Common Stock of the Company.

          (d) MANNER OF EXERCISE.  Shares of Common Stock purchased upon
              ------------------
     exercise of options shall at the time of purchase be paid for in full. To the extent that an option is exercisable, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised, accompanied by full payment (or the balance due) of the exercise price, for the shares being purchased, by certified or official bank check or the equivalent thereof acceptable to the Company. When and if shares of the Company's Common Stock are traded on either the New York or American Stock Exchanges or in the NASDAQ/National Market System, the payment of the exercise price may be in the form of Common Stock, the value of which shall be deemed to be the closing price on the last trading date prior to date on which the shares are tendered for payment of the exercise price. The notice required by this paragraph shall be delivered in person to the President of the Company, or shall be sent by registered or certified mail, return receipt requested, to the President of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail. The Company shall, without charge of any transfer or issue tax to the Optionee (or other person entitled to exercise the option), deliver to the Optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the shares being purchased; provided, however, that the time of delivery may be
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     postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.  Pursuant to
     Section 6 hereof, the Company may require that, at the time of exercise, each Optionee: (i) deliver an investment representation in form acceptable to the Company and its counsel that the shares are being acquired for investment and not with a view to their distribution, and (ii) enter into any applicable stockholders' agreement with the Company and other stockholders of the Company, as deemed necessary by the Stock Option Committee.

          (e) LIMITATION ON AMOUNT.  No employee shall be granted Incentive
              --------------------
     Stock Options which, when first exercisable during any calendar year (combined with all other incentive stock option plans of the Company and its Affiliates), will permit such employee to purchase stock that has an aggregate fair market value (determined as of the time the option is granted) of more than $100,000.

          (f) NON-ASSIGNABILITY OF OPTION RIGHTS.  Options under the Plan will
              ----------------------------------
     not be transferable by an Optionee except by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option is exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his duly authorized legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Option (other than Incentive Stock Options) granted to a Optionee to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of such Optionee ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, as applicable; provided, that (x) there may be no consideration for any such
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     transfer, (y) the Option agreement pursuant to which such Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z)
     subsequent transfers of transferred Options shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, that
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     for purposes of the Plan, the term Optionee shall be deemed to refer to the transferee; provided, however, that, the Option shall continue to be
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     exercisable and shall terminate in accordance with its terms as if the transferor (Non-Employee Director) remained the holder of the Option. Options under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

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        (g)  TERMINATION OF EMPLOYMENT.
             -------------------------

               (1) In the event that Optionee's employment by the Company and its Affiliates shall terminate for any reason, with or without cause, and the provisions of Sections 4(g)(2), 4(g)(3), 4(j) and 4(k) do not apply,
     (i) the option for those shares for which such option was exercisable pursuant to this plan immediately prior to such termination of employment shall terminate thirty (30) days following such termination of employment, unless specifically provided otherwise in such Optionee's Stock Option Agreement, and (ii) the option for those shares for which the option was not exercisable immediately prior to such termination of employment shall terminate on the date of termination of employment. In the event that an option terminates pursuant to the preceding sentence, any amounts paid as a down payment on the exercise of such option (as provided in Section 4(a)) shall be returned to the Optionee with respect to shares for which the option was not exercisable on the date of termination of employment and shall not be returned to the Optionee with respect to shares for which the option was exercisable on the date of termination. For purposes of this Section, whether an authorized leave of absence or absence on military or government service shall constitute severance of the employment relationship between the Company (or an Affiliate) and the Optionee shall be determined by the Stock Option Committee in its sole discretion at the time thereof.

               (2) In the event that Optionee shall die while in the employment of the Company (or an Affiliate) or if Optionee's employment by the Company (or an Affiliate) is terminated because Optionee has become disabled within the meaning of Section 22(e)(3) of the Code, the Optionee, his personal representative, estate or beneficiary shall have the right at any time within twelve months after such date of death or termination due to disability to exercise such Optionee's options. Notwithstanding the foregoing, the provisions of this Section 4(g)(2) shall be subject to the provisions of Sections 4(b), 4(j)(3) and 4(k), which may terminate the option earlier.

               (3) In the event that any termination of employment by an Optionee is due to retirement with the consent of his employer, the Optionee shall have the right to exercise his option at any time within three months after such retirement to the extent the option was exercisable immediately prior to retirement. Notwithstanding the foregoing, the provisions of this Section 4(g)(3) shall be subject to the provisions of Sections 4(b), 4(j)(3) and 4(k), which may terminate the option earlier.

          (h) CHANGES TO CAPITAL STRUCTURE; NEED FOR ADJUSTMENT.  The existence
              -------------------------------------------------
     of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          Except as otherwise expressly provided in Sections 4(i) and 4(j), the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect or necessitate any adjustment to the number, class or price of shares of stock then subject to outstanding options.

          (i) ADJUSTMENT OF OPTIONS ON RECAPITALIZATION.  The aggregate number
              -----------------------------------------
     of shares of Common Stock for which options may be granted to persons participating under the Plan, the number of shares covered by each outstanding option, and the exercise price per share for each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase (excluding any increase due to conversion of any other outstanding securities of the Company) or decrease in such shares effected without receipt of consideration by the Company, such that each Optionee remains entitled upon exercise of his option(s) to the same total number and class of shares as he would have received for the same aggregate consideration had he exercised his options in full immediately prior to the event requiring the adjustment; provided, however, that any options to purchase fractional
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     shares resulting from any such adjustment shall be eliminated; and

     provided, further, that any such adjustment shall be made in a manner so as
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     not to constitute a "modification" as defined in Section 425(h)(3) of the
     Code.

          (j) ADJUSTMENT OF OPTIONS UPON REORGANIZATION.
              -----------------------------------------

               (1) If the Company shall at any time merge or consolidate with or into another corporation and (A) the Company is not the surviving entity, or (B) the Company is the surviving entity and the shareholders of Company Common Stock are required to exchange their shares for property and/or securities, the holder of each option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such option; provided, however, that,
                                                   --------  -------  ----
     except as provided in the following sentence, no option exercise date shall be accelerated in contemplation of such action. In the event of an Optionee's termination of employment without cause within twelve (12) months after the date of a merger or consolidation described in this paragraph, the Optionee shall have the right to exercise all his then outstanding options, whether or not then otherwise exercisable, within the thirty (30) day period following his termination of employment. For purposes of this paragraph, termination without cause shall mean (a) termination other than for (i) the Optionee's material failure to observe or perform any of the requirements of his position with the Company, or it Affiliate (or successor by merger or consolidation), or (ii) the Optionee's grossly negligent or willful and continued misconduct or action on the part of the Optionee that is damaging or detrimental to the operations of the Company or its Affiliate (or successor by merger or consolidation), or (b) resignation by the Optionee within thirty (30) days after a material diminution in duties or compensation of the Optionee. A sale of all or substantially all of the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. Notwithstanding the foregoing, the provisions of this Section 4(j)(1) shall be subject to Section 4(b).

               (2) The resulting Affiliation following any reorganization may at any time, in its sole discretion, tender substitute options as it may deem appropriate. However, in no event may the substitute options entitle an Optionee under the Plan to any fewer shares (or at any greater aggregate price) or any less other property than the Optionee would be entitled to under the immediately preceding paragraph upon an exercise of the options held prior to the substitution of the new option. Any substitution made under this Section 4(j)(2) shall be made in a manner so as not to constitute a "modification" as defined in Section 425(h)(3) of the Code.

               (3) With respect to options to acquire stock of an Affiliate of Optionee's then present employer, if Optionee's then present employer ceases to be affiliated with the other member(s) of the Affiliation, then the Affiliation shall give the Optionee written notice of such fact within thirty (30) days after the date on which Optionee's employer ceases to be an Affiliate and the option shall expire and terminate thirty (30) days after the receipt of such notice by Optionee. Notwithstanding the foregoing, the provisions of this Section 4(j)(3) shall be subject to
     Section 4(b) and shall be subject to Section 4(k) if the Optionee receives notice under Section 4(k) at a time earlier than the notice provided for herein.

          (k) DISSOLUTION OF ISSUER OF OPTION STOCK.  In the event of the
              -------------------------------------
     proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Stock Option Committee; provided, that, not less than thirty (30) days' prior written
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     notice of the date so fixed shall be given to the Optionee, and the
     Optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise his option. Notwithstanding the foregoing, the provisions of this Section shall be subject to Section 4(b) and shall be subject to Section 4(j)(3) if the Optionee receives notice under Section 4(j)(3) at a time earlier than the notice provided for herein.

          (l) SUBSTITUTION OPTIONS.  Options may be granted under this Plan from
              --------------------
     time to time in substitution for stock options held by employees of other corporations who become employees of the Company or an Affiliate as a result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate of at least 50% of the issued and outstanding stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Stock Option Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422A of the Code.

          (m) RIGHTS AS A SHAREHOLDER.  The Optionee shall have no rights as a
              -----------------------
     shareholder with respect to any shares of Common Stock of the Company held under option until the date of exercise of the option with respect to such shares. Except as provided in Section 4(h), no adjustment shall be made for dividends or other rights for which the record date is prior to the date of exercise.

          (n) TIME OF GRANTING OPTIONS.  The grant of an option shall occur only
              ------------------------
     when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the employee to whom such option shall be granted.

          (o) STOCK LEGEND.  Certificates evidencing shares of the Company's
              ------------
     Common Stock purchased upon the exercise of Incentive Stock Options issued under the Plan shall be endorsed with a legend in substantially the following form:

          The shares evidenced by this certificate may not be sold or transferred prior to _______________, 19___, in the absence of a written statement from Granite Broadcasting Corporation (the "Company") to the effect that the Company is aware of the fact of such sale or transfer.

     The blank contained in such legend shall be filled in with the date that is the later of: (1) one year and one day after the date of exercise of such Incentive Stock Option or (2) two years and one day after the date of grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer. The Company may also require the inclusion of any additional legend which may be necessary or appropriate.

     5.   ADMINISTRATION.
          --------------

          (a) Subject to Section 5(f) hereof, the Plan shall be administered by a Stock Option Committee (the "Stock Option Committee") consisting of not less than three (3) members of the Board of Directors, to be appointed by the Board of Directors of the Company. The Board of Directors may, from time to time, remove members from or add members to the Stock Option Committee. Vacancies in the Stock Option Committee, however caused, shall be filled by the Board of Directors. The Stock Option Committee shall select one of its members as chairman who shall preside at all of its meetings, and shall designate a secretary (who may or may not be a Stock Option Committee Member) to keep the minutes of the proceedings and all records, documents, and data pertaining to the administration of the Plan. The Stock Option Committee shall hold meetings at such times and places as it may determine. Subject to the provisions of the Plan and to policies determined by the Board of Directors, the Stock Option Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Stock Option Committee shall constitute a quorum. All actions of the Stock Option Committee shall be taken by a majority of the members present at such meeting. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held. The Stock Option Committee and Compensation Committee (as defined below) members shall be eligible to be granted options; provided, that, a Stock Option
                                              --------  ----
     Committee member shall abstain from voting with respect to the grant of any option to such Stock Option Committee member.

          (b) Subject to the express terms and conditions of the Plan, including
     Section 5(f) hereof, the Stock Option Committee shall have full power to grant options under the Plan, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Any such determinations by a majority of the whole Stock Option Committee shall be final and binding.

          (c) Subject to the provisions of Sections 3, 4 and 5(f) hereof, the Stock Option Committee may, from time to time, determine which employees of the Company or its Affiliates shall be granted options under the Plan, the type of option granted, the number of option shares subject to each option, the time or times at which options shall be granted and be exercisable, the exercise price thereof, and the timing of payment of the exercise price, and the Stock Option Committee may grant such options under the Plan.

          (d) The Stock Option Committee or the Compensation Committee, as the case may be, shall report to the Board of Directors the names of employees granted options, the number of option shares subject to, and the terms and conditions of, each option.

          (e) No member of the Board of Directors, the Stock Option Committee or the Compensation Committee shall be liable for any action, determination or omission of any other member of the Stock Option Committee or for any action, determination, or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his gross negligence or willful misconduct. For this purpose, no action taken in good faith shall constitute gross negligence or willful misconduct.

          (f) Notwithstanding anything herein to the contrary, with respect to any participants in the Plan who, by virtue of such person's relationship to the Company, are subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended, in lieu of the Stock Option Committee, the Compensation Committee of the Board of Directors (the "Compensation Committee") shall govern all decisions as to such person's rights to participate, the number of and terms of options granted to them, and all respects of the administration of the Plan with respect to them and shall have and exercise all such authority with respect to such persons as is otherwise granted to the Stock Option Committee hereunder.

     6.   REQUIREMENTS OF LAW.  The Company shall not be required to sell or
          -------------------
issue any shares under any option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Act") with respect to the shares of Common Stock covered by an option, the Company shall not be required to issue shares upon exercise of any option (i) unless the Stock Option Committee has received evidence satisfactory to it to the effect that the holder of such option is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Company has been received by the Company, in a form and substance which is deemed acceptable by the Stock Option Committee, to the effect that a registration statement is not required. Any determination in this connection by the Stock Option Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Corporation of any opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     7.   INTENTION OF PLAN.  Incentive Stock Options granted pursuant to this
          -----------------
Plan are intended to qualify as Incentive Stock Options within the meaning of
Section 422A of the Code, and the terms of this Plan and options granted hereunder shall be so construed; provided, however, that nothing in this Plan
                                 --------  -------  ----
shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that any options granted pursuant to this Plan are, or will be, determined to be incentive stock options, within the meaning of the Code.

     8.   USE OF PROCEEDS.  The proceeds from the sale of Common Stock pursuant
          ---------------
to the exercise of options, including any down payments provided in Section 4(a), will be used for the Company's general corporate purposes.

     9.   INDEMNIFICATION.  Each member of the Stock Option Committee, the
          ---------------
Compensation Committee and the Board of Directors shall be indemnified and held harmless by the Company for all loss, liabilities, costs and expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding regarding administration of the Plan in which he may be involved by reason of his being or having been a member of such committee or the Board of Directors, whether or not he continues to be a member of such committee or the Board of Directors at the time of incurring such loss, liabilities, costs and expenses. Notwithstanding any of the foregoing, no member of such committee or the Board of Directors shall be entitled to such indemnification from the Company for any loss, liabilities, costs and expenses incurred by him (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of such committee or the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. Moreover, no right of indemnification under the provisions set forth herein shall be available to or enforceable against the Company by any member of such committee and the Board of Directors unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend the same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of such committee and the Board of Directors and shall be in addition to all other rights to which the member of such committee and the Board of Directors may be entitled as a matter of law, contract or otherwise.

     10.  WITHHOLDING.  The Company's obligation to deliver shares upon the
          -----------
exercise of any option hereunder shall be subject to applicable federal, state and local tax withholding requirements.

     11.  NO OBLIGATION OF EMPLOYMENT.  Nothing in this Plan or contained in an
          ---------------------------
option granted hereunder or in any Stock Option Agreement shall govern the employment rights and duties between the Optionee and the Company or Affiliate. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The granting of any option hereunder shall not impose upon the Company or an Affiliate any obligation to employ or continue to employ any Optionee. The right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of a grant or the existence of an option hereunder.

     12.  EFFECTIVE DATE AND TERMINATION.
          ------------------------------

          (a) The effective date of the Plan is April 1, 1990; provided, that,
                                                               --------  ----
     within one year of that date, the Plan shall have been approved by a majority of the holders of the outstanding voting stock of the Company.

          (b) The Plan shall terminate ten years after the effective date of the Plan and no options shall be granted pursuant to the Plan thereafter. The Board of Directors may terminate the Plan at any time prior to ten years after the effective date of the Plan. Termination of the Plan shall not alter or impair, without the consent of the Optionee, any of the rights or obligations and any option theretofore granted under the Plan.

     13.  AMENDMENTS.  The Board of Directors of the Company may, from time to
          ----------
time, alter, amend, suspend, or discontinue the Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that no such action
                                          --------  -------  ----
of the Board of Directors, without the approval of a majority of the holders of shares of the Company then entitled to vote, may alter the provisions of the Plan so as to:

          (a) Decrease the minimum option price for Incentive Stock Options;

          (b) Extend the term of the Plan beyond ten years or the maximum term of the options granted beyond ten years;

          (c) Withdraw the administration of the Plan from the Stock Option Committee;

          (d) Change the class of eligible employees, officers and directors; or

          (e) Increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan;

     Notwithstanding the foregoing, (i) the Board of Directors may amend the Plan in any respect in order to qualify the Incentive Stock Options granted pursuant hereto as Incentive Stock Options as defined in Section 422A of the Code, (ii) no amendment may be made to an outstanding option agreement to the detriment of the Optionee without the Optionee's consent, and (iii) no amendment may be made to this Plan (or any option granted hereunder without the consent of the Optionee) which would constitute a modification of any Incentive Stock Option outstanding under Section 425(h) of the Code or which would adversely affect an outstanding Incentive Stock Option's status as an Incentive Stock Option under Section 422A of the Code.